Nations Fund Trust

                       Supplement dated February 12, 1997
                       to Prospectuses dated July 31, 1996

     Effective April 21, 1997, the prospectuses for the Primary A, Primary B, Investor A, Investor C and Investor N Shares of Nations Short-Term Income Fund of Nations Fund Trust (the "Fund") are hereby supplemented by:

            1. Deleting the following sentence regarding the maturity
               restriction of the Fund from the Fund's description under the heading "How Objectives Are Pursued":

               It is expected that the average dollar-weighted maturity and duration of the Fund's portfolio will not exceed three years.

            2. Replacing such sentence with the following:

               It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.